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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                _______________

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  October 29, 2001

                            U.S. HOME SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)


         Delaware                      0-18291                  75-2922239
(State or other jurisdiction         (Commission            (I.R.S. Employer
      of incorporation)              File Number)         Identification Number)


  750 State Highway 121 Bypass, Suite 170
              Lewisville, Texas                                   75067
  (Address of principal executive offices)                      (Zip Code)


      Registrant's telephone number, including area code:  (214) 488-6300


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ITEM 5.   OTHER EVENTS AND REGULATION FD DISCLOSURE

     On October 29, 2001 (the "Effective Date"), certain stockholders ("Selling Stockholders") of U.S. Home Systems, Inc. (the "Company" or "U.S. Home") entered into a Stock Purchase Agreement with unaffiliated third parties (collectively, the "Purchaser") for the sale of up to 600,000 shares of common stock of the Company which were registered pursuant to a registration statement that was declared effective by the U.S. Securities and Exchange Commission on July 6, 2001 (the "Registration Statement").

     Pursuant to the terms of the Stock Purchase Agreement, Purchaser agreed to purchase from the Selling Stockholders within 14 days of the Effective Date, 100,000 shares of the common stock at a price of $3.00 per share and granted to the Purchaser an option (the "Option") to purchase an additional 500,000 shares of stock at $3.00 per share (the "Option Shares"), which Option is to remain exercisable, in whole or in part, until January 2, 2002. The Selling Stockholders, as identified below, include certain officers and directors of the Company. The Company will not receive any of the proceeds from the sale of the common stock by the Selling Stockholders.

     The following table lists the names of the Selling Stockholders, the number of shares of common stock beneficially owned by each Selling Stockholder and the number of shares which may be offered for sale by such Selling Stockholders pursuant to the Company's Prospectus dated July 6, 2001. Further, the below table identifies the officers and directors of the Company who are also Selling Stockholders. The following table has been prepared based on the assumption that the Selling Stockholders will sell all 600,000 shares of the common stock covered by the Stock Purchase Agreement.

                                           Number of Shares                                                 Number of Shares of
                                            of Common Stock      Number of Shares    Number of Shares            Common Stock
                                              Included in        of Common Stock        to be Sold           Beneficially Owned
                                             Registration         Beneficially       Pursuant to Stock         After Sale of
         Selling Stockholder                 Statement (1)         Owned (2)        Purchase Agreement        600,000 Shares
-------------------------------------------------------------------------------------------------------------------------------
About Face Limited                                   640,300              640,300                99,347                 540,953
Murray H. Gross(3)                                   640,300 (3)          640,300 (3)            99,347                 540,953
Peter T. Bulger (4)                                  266,041              266,041                41,278                 224,763
Gross Family Trust                                   203,839              203,839                31,627                 172,212
Steven L. Gross(5)                                   203,839 (5)          203,839 (5)            31,627                 172,207
Robert A. DeFronzo (6)                                44,939               44,939                 6,973                  37,966
David A. Yoho Revocable Trust                        309,491              309,491                48,019                 261,472
David A. Yoho(7)                                     309,491 (7)          309,491 (7)            48,019                 261,465
Ronald I. Wagner (8)                                 698,097              698,097               108,314                 589,783
Garden State Exterior Remodeling, Inc.               103,164              103,164                16,007                  87,157
David L. Moore(9)                                    335,282 (9)          335,282 (9)            52,021 (10)            283,261 (10)
Kiernan Family Trust (11)                            257,909              257,909                40,016                 217,893
Gregory F. Kiernan                                   232,118 (12)         232,118 (12)           36,014                 196,093
Mark Honigsfeld Revocable Living Trust               279,149              286,891                43,312                 243,579
Ali Honigsfeld Trust                                  30,342               30,342                 4,708                  25,634
Avi Honigsfeld Trust                                  30,342               30,342                 4,708                  25,634
Dahlia Honigsfeld Trust                               30,342               30,342                 4,708                  25,634
Evan Honigsfeld Trust                                 30,342               30,342                 4,708                  25,634
Mark Honigsfeld                                      400,517 (13)         408,259 (13)           62,144                 346,115 (14)
Gusti Gross-Blumenthal                               182,054              182,054                28,247                 153,807
Sidney Gluck                                          90,143               90,143                13,986                  76,157
Lynne Tarnopol                                       206,327              206,327                32,014                 174,313

____________________
(1) The Registration Statement covers 4,070,633 shares of U.S. Home Systems, Inc. common stock owned by 26 stockholders of U.S. Home. The Stock Purchase Agreement covers 600,000 shares owned by 18 of such stockholders.


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(2) Reflects the number of shares of common stock of U.S. Home owned on July 6,
    2001. Unless otherwise indicated in the footnotes below, the persons and entities named in this table have sole voting and investment power with respect to all shares beneficially owned, subject to community property laws where applicable.
(3) Includes 640,300 shares of common stock held by About Face Limited, a family limited partnership in which Murray H. Gross, President, Chief Executive Officer and a director of U.S. Home, is a limited partner and the president of the general partner.
(4) Mr. Bulger is a Vice President and Chief Operating Officer of U.S. Home.
(5) Includes 203,839 shares of common stock held by Gross Family Trust of which Steven L. Gross, Vice President of Marketing of U.S. Home, is the trustee. Steven L. Gross is the son of Murray H. Gross.
(6) Mr. DeFronzo is the Secretary and Chief Financial Officer of U.S. Home.
(7) Includes 309,491 shares held by the David A. Yoho Revocable Trust of which Mr. Yoho, a director of U.S. Home, is the trustee.
(8) Mr. Wagner is a director of U.S. Home.
(9) Includes 232,118 shares of common stock owned by Mr. Moore individually and 103,164 shares held by Garden State Exterior Remodeling, Inc., of which Mr. Moore is chairman of the board and chief executive officer.
(10) Reflects sale of 16,007 shares by Garden State Exterior Remodeling, Inc. and 36,014 shares by Mr. David L. Moore.
(11) Gregory Kiernan is the grantor of this irrevocable trust. Mr. Kiernan is neither a trustee nor a beneficiary of the trust and disclaims any beneficial interest in the 257,909 shares of common stock. Vera Kiernan, the spouse of Gregory Kiernan, is the trustee of this trust.
(12) The 232,118 shares are owned by Mr. Kiernan individually and do not include any of the shares of common stock owned by the Kiernan Family Trust.
(13) Includes 279,149 shares of common stock held by the Mark Honigsfeld Living Trust and the 121,368 shares held by the trusts of Ali Honigsfeld, Avi Honigsfeld, Dahlia Honigsfeld and Evan Honigsfeld. Mr. Honigsfeld is the trustee of each of these trusts. Mr. Honigsfeld exercises voting and investment power over the U.S. Home common stock owned by the trusts.
(14) Reflects sale of 62,144 shares by the Honigsfeld trusts.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on November 15, 2001 on its behalf by the undersigned, thereto duly authorized.

                              U.S. HOME SYSTEMS, INC.


                              By:        /s/ Murray H. Gross
                                  -------------------------------------
                                  Murray H. Gross
                                  President and Chief Executive Officer

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